Exhibit 4.22

NINTH SUPPLEMENTAL INDENTURE

NINTH SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of December 20, 2024, among Viking Ocean Cruises Ship XVII Ltd, Viking Ocean Cruises Ship XVIII Ltd, Viking Ocean Cruises Ship XIX Ltd and Viking Ocean Cruises Ship XX Ltd (each, a “Guaranteeing Subsidiary”), each an exempted company incorporated with limited liability organized under the laws of Bermuda and a subsidiary of Viking Cruises Ltd (or its permitted successor), an exempted company incorporated with limited liability organized under the laws of Bermuda (the “Company”), the Company, the other Guarantors (as defined in the Indenture referred to herein), Viking Holdings Ltd, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (as amended and supplemented to date, the “Indenture”), dated as of September 20, 2017, providing for the issuance of 5.875% Senior Notes due 2027 (the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances each Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which such Guaranteeing Subsidiary shall unconditionally guarantee all of the Company’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, each Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1.
CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.
2.
GUARANTEE. Each Guaranteeing Subsidiary hereby provides an unconditional Guarantee on the terms and subject to the conditions set forth in the Note Guarantee and in the Indenture including but not limited to Article 10 thereof.
3.
NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, will have any liability for any obligations of the Company or the Guarantors under the Notes, the Indenture, the Note Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws.
4.
NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE.
5.
COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or electronic format (i.e., “pdf” or “tif” or any electronic signature complying with the U.S. federal ESIGN Act of 2000) or other electronically imaged transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (i.e., “pdf” or “tif” or any electronic signature complying with the U.S. federal ESIGN Act of 2000) or other electronically imaged transmission shall be deemed to be their original signatures for all purposes. Any certificate and any other document delivered in connection with this Supplemental Indenture may be signed by or on behalf of the signing party by manual, facsimile or electronic format (i.e., “pdf” or “tif” or any electronic signature complying with the U.S. federal ESIGN Act of 2000) or other electronically imaged transmission. The Trustee shall have no duty to inquire into or investigate the authenticity or authorization of any such electronic signature and shall be entitled to conclusively rely on any such electronic signature without any liability with respect thereto.
6.
EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.
7.
THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by each Guaranteeing Subsidiary and the Company.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

VIKING CRUISES LTD, as Issuer

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP XVII LTD, as Guaranteeing Subsidiary

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP XVIII LTD, as Guaranteeing Subsidiary

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP XIX LTD, as Guaranteeing Subsidiary

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP XX LTD, as Guaranteeing Subsidiary

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING HOLDINGS LTD, as guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

DILO HOLDINGS LIMITED, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Ninth Supplemental Indenture (2027 Notes)]

LASPENTA HOLDINGS LIMITED, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

PASSENGER FLEET LLC, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING CATERING AG, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING CROISIERES S.A., as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING CRUISES INTERNATIONAL LTD, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES FINANCE LTD, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES LTD, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Ninth Supplemental Indenture (2027 Notes)]

VIKING OCEAN CRUISES II LTD, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP I LTD, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP II LTD, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP V LTD, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP VI LTD, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP VII LTD, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP VIII LTD, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Ninth Supplemental Indenture (2027 Notes)]

VIKING OCEAN CRUISES SHIP IX LTD, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP X LTD, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP XI LTD, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP XII LTD, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER CRUISES (BERMUDA) LTD, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER CRUISES (INTERNATIONAL) LLC, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Ninth Supplemental Indenture (2027 Notes)]

VIKING RIVER CRUISES AG, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER CRUISES LTD, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER CRUISES UK LIMITED, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER CRUISES, INC., as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER TOURS LTD, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING SEA LTD, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING SERVICES LTD, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING FULFILLMENT CENTER LTD, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Ninth Supplemental Indenture (2027 Notes)]

VIKING USA LLC, as Guarantor

By: By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING CRUISES PORTUGAL, S.A., as Guarantor

By: By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING EXPEDITION LTD, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING EXPEDITION SHIP I LTD, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING EXPEDITION SHIP II LTD, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP XIII LTD, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP XIV LTD, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Ninth Supplemental Indenture (2027 Notes)]

VIKING OCEAN CRUISES SHIP XV LTD, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP XVI LTD, as Guarantor

By: _/s/ Torstein Hagen ______________
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Ninth Supplemental Indenture (2027 Notes)]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By: __/s/ Ann M. Dolezal_______________
Name: Ann M. Dolezal
Title: Vice President

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